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                                                                  EXHIBIT 10.9.2

  THIS CONTRACT IS SUBJECT TO ARBITRATION PURSUANT TO S.C. CODE SS. 15-48-10(1)

STATE OF SOUTH CAROLINA             )
                                    )        EMPLOYMENT AGREEMENT
COUNTY OF GREENVILLE                )

         THIS EMPLOYMENT AGREEMENT ("Agreement") is made and entered into effective as of the 10th day of March, 2000 (the "Effective Date") by and between George Michael Cassity, an individual ("Employee"), and State Communications, Inc., a South Carolina corporation headquartered in Greenville, South Carolina (the "Company").


                               W I T N E S S E T H

         WHEREAS, the Company desires to enter into an employment relationship with Employee on certain terms and conditions as set forth herein; and

         WHEREAS, Employee has agreed to accept such employment upon the terms and conditions as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. POSITION. Subject to the terms and conditions of this Agreement, the Company hereby employs the Employee and Employee hereby accepts such employment as President and Chief Operating Officer of the Company.

         2. DEFINITIONS. For purposes of this Agreement, the following terms shall have the meanings specified below.

         "Board" shall mean the Board of Directors of the Company.

         "Change in Control" shall mean:

         (i) the acquisition, directly or indirectly in one transaction or a series of related transactions, by any Person (other than (A) any employee plan established by the Company, (B) the Company, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by stockholders of the Company in substantially the same proportions as their ownership of the Company), of securities of the Company or Trivergent, representing an aggregate of 50% or more of the combined voting power of the Company's or Trivergent's then outstanding voting securities;

         (ii) during any period of up to twenty-four consecutive months individuals who, at the beginning of such period, constitute the Board cease for any reason to constitute at least a majority thereof, provided that any person who becomes a director subsequent to the beginning of such period and

--------------------

         (1) UNLESS THE UNITED STATES ARBITRATION ACT APPLIES.

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whose nomination for election is approved by at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved (other than a director (A) whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act, or (B) who was designated by a Person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) hereof) shall be deemed a director as of the beginning of such period;

         (iii) the stockholders of the Company or Trivergent in one transaction or in a series of related transactions approve a sale of substantially all of the assets of the Company or Trivergent, or merger or consolidation of the Company or Trivergent with any other entity other than (A) a merger or consolidation that would result in the voting securities of the Company or Trivergent, as the case may be, outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of any Company, at least 51% of the combined voting power of the voting securities of the Company or Trivergent, as the case may be, or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company or Trivergent (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of the Company or Trivergent, as the case may be, representing 25% or more of the combined voting power of the Company's or Trivergent's, as the case may be, then outstanding voting securities; or (C) the complete liquidation of the Company or Trivergent for the purposes of discontinuance of the Company's or Trivergent's business; or

         (iv) the occurrence of any other event or circumstance which is not covered by (i) through (iii) above which the Board determines in good faith affects control of the Company or Trivergent and, in order to implement the purposes of this Agreement as set forth above, adopts a resolution that such event or circumstance constitutes a Change in Control for the purposes of this Agreement.

         "Cause" shall mean: (a) conduct by the Employee in the performance of the Employee's duties hereunder that amounts to fraud; or (b) conduct by the Employee in the performance of the Employee's duties hereunder that amounts to embezzlement; or (c) conviction of the Employee of any felony; or (d) a breach by the Employee of any material provision of, or the willful failure or refusal by the Employee to perform and discharge the Employee's material duties, responsibilities and obligations under, this Agreement, as determined by the Board in its reasonable judgment, which breach or willful failure or refusal has a material adverse impact on the business or reputation of the Company or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act) (such determination to be made by the Board in its reasonable judgment) or (e) any act of moral turpitude or willful misconduct by the Employee which is intended to result in personal enrichment of the Employee at the material expense of the Company, or any of its affiliates, or which has a material adverse impact on the business or reputation of the Company or any of its affiliates (such determination to be made by the Board in its reasonable judgment); or (f) conduct by the Employee in the performance of the Employee's duties hereunder that amounts to intentional material damage to the property or business of the Company; or (g) conduct by the Employee in the performance of the Employee's duties hereunder that amounts to gross negligence; or (h) the ineligibility of the Employee to perform his material duties hereunder because of a ruling, directive or other action by any agency of the United States or any state of the United States having regulatory authority over the Company. Notwithstanding the foregoing, occurrence of any of the events described in items (d), (g) or (h) above shall not constitute Cause (A) unless the Employee receives from the Company notice of such event, which notice shall specify in reasonable detail the nature of such event, the action to cure same, and the Company's desire to exercise the Company's rights under Section 4.1(c) hereof, no later than sixty (60) days after the earlier of the day on which the Company actually became aware of or reasonably should have actually become aware of the occurrence of such event, and (B) unless and until



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the Employee fails to cure same within thirty (30) days after the Employee's receipt from the Company of the aforesaid notice of such event, provided, however, if the nature of such event is such that it cannot be cured within such thirty (30) day period, the Employee shall have such additional time as may be reasonably necessary to cure such event so long as the Employee commences to cure such event promptly after the Employee's receipt from the Company of the aforesaid notice of such event and diligently pursues the cure of such event through completion, provided further, in no event shall such additional time to cure such event exceed ninety (90) days after the Employee's receipt from the Company of the aforesaid notice of such event. Further, notwithstanding the foregoing, the Company shall not be obligated to give the Employee, and the Employee shall not have, the opportunity to cure any event which has been the subject matter of a prior notice under Section 4.1(c) hereof two (2) times during any period of three hundred sixty-five (365) consecutive days.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute, rule or regulation of similar effect.

         "Common Stock" shall mean, the Company's common stock, $0.001 par value per share, or any other security of the Company or any other entity which the aforesaid common stock is converted into or exchanged for.

         "Disability" or "Disabled" shall mean the Employee shall be unable, by reason of any illness or physical or mental incapacity or disability (from any cause or causes whatsoever), to perform the Employee's essential job functions required by this Agreement, whether with or without reasonable accommodation by the Company, in substantially the manner and to the extent required by this Agreement immediately prior thereto, for a period of one hundred eighty (180) consecutive days, and such Disability shall be deemed to have occurred on the first day immediately after such period. In the event of any disagreement between the Employee and the Company about whether the Employee has a Disability, the question of such Disability shall be submitted to an impartial and reputable physician selected by mutual agreement of the Employee and the Company or, failing such agreement, selected by two physicians (one of which shall be selected by the Company and the other by the Employee). The determination of the question of such Disability by such determining physician shall be final and binding on the Employee and the Company for purposes of this Agreement. Each of the Company and the Employee shall pay one-half of the fees and expenses of such determining physician.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Good Reason" shall mean: (a) any change in (i) the position or title of the Employee from that of President and Chief Operating Officer of the Company or its successor or (ii) the reporting relationships of the Employee to the Board or the CEO (includes any change to whom the Employee is required to report from that of the Board or the CEO but does not include any change in who reports to the Employee); (b) any significant reduction in the Employee's authority or services, duties or responsibilities, as described in this Agreement and as in effect immediately prior to such reduction; (c) any reduction in, or any failure of the Company to pay when due, the compensation and all other monetary amounts payable to or for the benefit of the Employee pursuant to Section 5.1, 5.2, 5.3, or 5.9 hereof, and then in effect; (d) the taking of any action by the Company or any of its affiliates which materially and adversely affects the Employee's participation in any of the benefits to be provided to or for the benefit of the Employee pursuant to this Agreement, including, without limitation, Sections 5.4, 5.8 and 5.10 hereof, and then in effect, unless such action generally applies to all employees or members of management, as the case may be, as a whole; or (e) any failure of the Company to comply with any material obligation of the Company under this Agreement (other than those described in items (a), (b), (c) or (d) above). Notwithstanding the foregoing, occurrence of any of the events described in items (b) or (e) above shall not constitute Good Reason (A) unless the Company receives from the Employee notice of such event, which notice shall specify in reasonable detail the nature of such event, the action to cure



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same, and the Employee's desire to exercise the Employee's rights under Section
4.1(d) hereof, no later than sixty (60) days after the earlier of the day on which the Employee actually became aware of or reasonably should have actually become aware of the occurrence of such event, and (B) unless and until the Company fails to cure same within thirty (30) days after the Company's receipt from the Employee of the aforesaid notice of such event, provided, however, if the nature of such event is such that it cannot be cured within such thirty (30) day period, the Company shall have such additional time as may be reasonably necessary to cure such event so long as the Company commences to cure such event promptly after the Company's receipt from the Employee of the aforesaid notice of such event and diligently pursues the cure of such event through completion, provided further, in no event shall such additional time to cure such event exceed ninety (90) days after the Company's receipt from the Employee of the aforesaid notice of such event. Further, notwithstanding the foregoing, the Employee shall not be obligated to give the Company, and the Company shall not have, the opportunity to cure any event which has been the subject matter of a prior notice under Section 4.1(d) hereof two (2) times during any period of three hundred sixty-five (365) consecutive days.

         "IPO" shall mean one or more underwritten public offerings of the Common Stock, or any other stock or other securities of the Company or Trivergent, or any parent entity of the Company or Trivergent registered under the Securities Act with an aggregate price to the public of at least $40,000,000.00. An IPO shall be deemed to occur upon the effectiveness of the aforesaid public offering which causes the aforesaid aggregate price threshold to be satisfied.

         "Person" shall mean any individual, corporation, bank, partnership, joint venture, association, joint stock company, trust, unincorporated organization or other entity.

         "Pre-IPO Value" shall mean the aggregate value of all equity securities of the Company, Trivergent, or any parent entity of the Company or Trivergent immediately prior to the IPO, as determined in good faith by the lead underwriters in connection with the IPO, or if none, the Company's financial advisors, prior to an IPO and used to determine the offering price of Common Stock or any other stock or other securities of the Company or Trivergent, or any parent entity of the Company or Trivergent, in the IPO. If the IPO includes more than one underwritten public offering, Pre-IPO Value shall be such value determined in connection with the first public offering.

         "Sale of the Company" means a merger or consolidation involving the Company or Trivergent in which the Company or Trivergent, as the case may be, is not the surviving entity or in which the Company or Trivergent, as the case may be, survives as a subsidiary of another entity (excluding any merger or consolidation of the Company or Trivergent, as the case may be, with any other entity 50% or more of the equity of which is owned by the Company or Trivergent, as the case may be, prior to such merger or consolidation), a sale of all or substantially all of the Company's or Trivergent's assets, or a sale of a majority of the Company's or Trivergent's outstanding voting securities, provided that any of the foregoing transactions involves the Company or Trivergent, as the case may be, and (i) any entity whose equity or voting interests are listed on a national securities exchange or the NASDAQ National Market System or actively traded in the over-the-counter market, or (ii) any other entity as long as at least forty percent (40%) of the purchase consideration is payable in the form of cash, wire transfer or other readily available funds or in notes or other installment obligations, or any combination of the foregoing.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Series C Preferred Stock" shall mean the Company's Series C Preferred Stock, or any other security of the Company or any other entity which the aforesaid Series C Preferred Stock is converted into or exchanged for.



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         "Trivergent" shall mean Trivergent Communications, Inc., a South
Carolina corporation, and any successor thereto.

         3. DUTIES. During the Term (as hereinafter defined), the Employee shall have such duties and authority as may be assigned to the Employee from time to time by the Board, provided that all such duties and authority shall be (a) typical of someone in his position with a company such as the Company, (b) executive in nature, and (c) reasonable in view of, and consistent with, the Employee's education, training and previous business experience. Employee shall report to the Board and to the Chief Executive Officer of the Company (the "CEO"). Employee agrees that during the Term, he will devote his full business time, attention and energies to the diligent performance of his duties hereunder, except for minimal time spent during non-working hours on the Employee's management of his passive investments and except for time spent during non-working hours with respect to Cassitys', Inc. or any successor thereto ("Cassitys'"). Except with respect to the aforesaid activities of the Employee with respect to Cassitys' and the Employee's ownership interest in Cassitys', Employee shall not, without the prior written consent of the Company, at any time during the Term (i) accept employment with, or render services of a business, professional or commercial nature to, any Person other than the Company, (ii) engage in any venture which the Company may in good faith consider to be competitive with or adverse to the business of the Company or any subsidiary of the Company, whether alone, as a partner, or as an officer, director, employee or shareholder or otherwise, except that the ownership of not more than 5% of the stock or other equity interest of any publicly traded corporation or other entity shall not be deemed a violation of this Section, or
(iii) engage in any venture which the Board may in good faith consider to interfere materially with Employee's performance of his material duties hereunder. Notwithstanding the foregoing, the Company acknowledges and agrees that the Employee currently holds ownership interests and options in BellSouth Corporation. The Company acknowledges and agrees that the Employee's current or future ownership interests in BellSouth Corporation or any successor entity, which may otherwise be prohibited by this Section 3, shall be deemed not to constitute a breach of this Section 3 by the Employee.

         4. TERM.

                  4.1 Term and Methods of Termination. The Employee's employment with the Company pursuant to this Agreement (the "Term") shall commence as of the Effective Date and shall continue thereafter until such employment hereunder is terminated upon the first to occur of the following:

                           (a) the death of the Employee (the "Employee's
Death"). Termination pursuant to this Section 4.1(a) shall be effective as of the end of the day on the date on which the Employee's Death occurs;

                           (b) the Disability of the Employee. Termination
pursuant to this Section 4.1(b) shall be effective as of the end of the day on the date on which the Employee's Disability occurs;

                           (c) the Company giving notice to the Employee of such
termination for Cause. Termination pursuant to this Section 4.1(c) shall be effective, in the case of any event described in items (d), (g) or (h) of the definition of Cause above, as of the end of the day on the date on which the Employee receives the second aforesaid notice from the Company with respect thereto, or in the case of any event described in items (a), (b), (c), (e) or
(f) of the definition of Cause above, as of the end of the day on the date on which the Employee receives the first aforesaid notice from the Company with respect thereto;

                           (d) the Employee giving notice to the Company of such
termination for Good Reason. Termination pursuant to this Section 4.1(d) shall be effective, in the case of any event described



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in items (b) or (e) of the definition of Good Reason above, as of the end of the day on the date on which the Company receives the second aforesaid notice from the Employee with respect thereto, or in the case of any event described in items (a), (c) or (d) of the definition of Good Reason above, as of the end of the day on the date on which the Company receives the first aforesaid notice from the Employee with respect thereto;

                           (e) during the period commencing one hundred eighty
(180) days and ending ninety (90) days immediately prior to the third anniversary of the Effective Date, and each subsequent anniversary of the Effective Date, the Company giving notice to the Employee of such termination for any reason, or for no reason whatsoever (not to include termination for Disability pursuant to Section 4.1(b) hereof or termination for Cause pursuant to Section 4.1(c) hereof). Termination pursuant to this Section 4.1(e) shall be effective as of the end of the day on the third anniversary of the Effective Date or such subsequent anniversary of the Effective Date, as the case may be, and until the effective date of such termination, the Employee shall be obligated to continue to perform his duties and obligations hereunder at all times in the manner and to the extent required under this Agreement; provided, however, the Company reserves the right, exercisable by giving notice to the Employee (within the Company's notice of termination or otherwise), to have the Employee discontinue performance of his duties and obligations hereunder prior to the effective date of such termination without acceleration of the effective date of such termination;

                           (f) during the period commencing one hundred eighty
(180) days and ending ninety (90) days immediately prior to the third anniversary of the Effective Date, and each subsequent anniversary of the Effective Date, the Employee giving notice to the Company of such termination for any reason, or for no reason whatsoever (not to include termination for Disability pursuant to Section 4.1(b) hereof or termination for Good Reason pursuant to Section 4.1(d) hereof). Termination pursuant to this Section 4.1(f) shall be effective as of the end of the day on the third anniversary of the Effective Date or such subsequent anniversary of the Effective Date, as the case may be, and until the effective date of such termination, the Employee shall be obligated to continue to perform his duties and obligations hereunder at all times in the manner and to the extent required under this Agreement; provided, however, the Company reserves the right, exercisable by giving notice to the Employee, to have the Employee discontinue performance of his duties and obligations hereunder prior to the effective date of such termination without acceleration of the effective date of such termination;

Notwithstanding expiration of the Term or any provision of Section 4.3 hereof to the contrary, the Company shall continue to have all rights available to the Company under this Agreement, and the provisions of this Agreement shall survive the termination of the Employee's employment under this Agreement to the extent required to give full effect to the covenants and agreements contained herein.

                  4.2 Controlling Termination Event. Notwithstanding any provision of this Section 4 to the contrary and subject to the remainder of this Section, the first to occur of any event specified in Sections 4.1(a) through
(f) hereof shall control the character of the termination of the Employee's employment hereunder and the Employee's rights, if any, to compensation therefor and thereafter, and the occurrence of any subsequent event specified in Sections 4.1(a) through (f) hereof which could have resulted in the termination of the Employee's employment hereunder shall not govern or in any way affect the termination of the Employee's employment hereunder, other than in the case of any event described in item (a), (b), (c), (e) or (f) of the definition of the Cause above or in item (a), (c) or (d) of the definition of Good Reason above. Any termination of the employment of the Employee by the Company pursuant to
Section 4.1(c) hereof which would constitute Good Reason (after expiration of applicable notice and cure rights, if any) shall not be effective unless and until the Employee fails to terminate the employment of the Employee within the sixty (60) day period described in the definition of Good Reason.


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                  4.3 Effect of Termination of Employment.

                           (a) Compensation and Benefits. From and after the
effective date of the termination of the Employee's employment hereunder, the Company shall have the following obligations under this Agreement with respect to the Employee and the Employee's employment hereunder:

                                    (i) in the event of any termination of the
Employee's employment hereunder, the Company's obligation to pay to, or provide to, as the case may be, the Employee all earned and accrued but unpaid compensation and all other monetary amounts payable to or for the benefit of the Employee pursuant to this Agreement, including, without limitation, Sections 5.1, 5.2, 5.3, 5.5, 5.6, 5.7 and 5.9 hereof, if any, and the benefits to be provided to or for the benefit of the Employee pursuant to this Agreement, including, without limitation, Sections 5.4, 5.8 and 5.10 hereof, in each case, through the effective date of termination of the Employee's employment hereunder, as established pursuant to Section 4.1 hereof;

                                    (ii) in the event of termination of the
Employee's employment pursuant to Section 4.1(a) or (b) hereof, the Company's obligation (A) to pay to the Employee the compensation and other monetary amounts payable to or for the benefit of the Employee pursuant to Sections 5.2 and 5.3 hereof that the Employee would have otherwise earned or been paid if the Employee's employment had continued during and through the period (the "Death/Disability Severance Period") beginning on the effective date of termination of the Employee's employment hereunder, as established pursuant to
Section 4.1(a) or (b) hereof, and ending on the first anniversary of such termination, and (B) to use reasonable, good faith efforts to continue to provide the Employee (on a cost responsibility basis substantially comparable to that which was in effect immediately prior to such termination of the Employee's employment hereunder), or if unable to do so, to pay to the Employee the cost to the Company (on a cost responsibility basis substantially comparable to that which was in effect immediately prior to such termination of the Employee's employment hereunder) of, all medical, dental and other health insurance benefits to be provided to or for the benefit of the Employee pursuant to
Section 5.4 hereof that would have otherwise been provided to the Employee if the Employee's employment had continued during and through the Death/Disability Severance Period, provided that the Company's obligation to continue to provide the Employee with such medical, dental and other health insurance benefits shall be conditioned upon the Employee continuing to pay to the Company that portion of premiums associated with such insurance benefits which was the Employee's responsibility immediately prior to such termination of the Employee's employment hereunder;

                                    (iii) in the event of termination of the
Employee's employment pursuant to Section 4.1(d) hereof prior to a Change in Control, the Company's obligation (A) to pay to the Employee the compensation and other monetary amounts payable to or for the benefit of the Employee pursuant to Sections 5.2 and 5.3 hereof that the Employee would have otherwise earned or been paid if the Employee's employment had continued during and through the period (the "Good Reason Before Change in Control Severance Period") beginning on the effective date of termination of the Employee's employment hereunder, as established pursuant to Section 4.1(d) hereof, and ending on the last to occur of the first anniversary of such termination and the second anniversary of the Effective Date, and (B) to use reasonable, good faith efforts to continue to provide the Employee (on a cost responsibility basis substantially comparable to that which was in effect immediately prior to such termination of the Employee's employment hereunder), or if unable to do so, to pay to the Employee the cost to the Company (on a cost responsibility basis substantially comparable to that which was in effect immediately prior to such termination of the Employee's employment hereunder) of, all medical, dental and other health insurance benefits to be provided to or for the benefit of the Employee pursuant to Section 5.4 hereof that would have otherwise been provided to the Employee if the Employee's employment had continued during and through the Good Reason Before Change in Control Severance Period, provided that the Company's obligation to continue to provide the Employee with such medical, dental and other



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health insurance benefits shall be conditioned upon the Employee continuing to pay to the Company that portion of premiums associated with such insurance benefits which was the Employee's responsibility immediately prior to such termination of the Employee's employment hereunder;

                                    (iv) in the event of termination of the
Employee's employment pursuant to Section 4.1(d) hereof after a Change in Control, the Company's obligation (A) to pay to the Employee the compensation and other monetary amounts payable to or for the benefit of the Employee pursuant to Sections 5.2, 5.3, 5.5 and 5.9 hereof that the Employee would have otherwise earned or been paid if the Employee's employment had continued during and through the period (the "Good Reason After Change in Control Severance Period") beginning on the effective date of termination of the Employee's employment hereunder, as established pursuant to Section 4.1(d) hereof, and ending on the last to occur of the first anniversary of such termination and the third anniversary of the Effective Date, and (B) to use reasonable, good faith efforts to continue to provide the Employee (on a cost responsibility basis substantially comparable to that which was in effect immediately prior to such termination of the Employee's employment hereunder), or if unable to do so, to pay to the Employee the cost to the Company (on a cost responsibility basis substantially comparable to that which was in effect immediately prior to such termination of the Employee's employment hereunder) of, all medical, dental and other health insurance benefits to be provided to or for the benefit of the Employee pursuant to Section 5.4 hereof that would have otherwise been provided to the Employee if the Employee's employment had continued during and through the Good Reason After Change in Control Severance Period, provided that the Company's obligation to continue to provide the Employee with such medical, dental and other health insurance benefits shall be conditioned upon the Employee continuing to pay to the Company that portion of premiums associated with such insurance benefits which was the Employee's responsibility immediately prior to such termination of the Employee's employment hereunder;

All of the monetary amounts, if any, payable by the Company to the Employee pursuant to this Section 4.3(a) shall be (i) payable based upon the level of compensation and other monetary amounts in effect immediately prior to the termination of the Employee's employment hereunder, (ii) payable in accordance with the applicable terms and conditions of this Agreement as if the Employee were still employed by the Company (or in a lump sum amount if the Board in its discretion so chooses at any time), and (iii) subject to any deductions or offsets described in this Agreement. For purposes of the foregoing, the level of bonus described in Section 5.3 hereof in effect immediately prior to such termination of the Employee's employment hereunder shall (A) if such bonus was based upon a formula which can still be consistently applied during and through the Death/Disability Severance Period, Good Reason Before Change in Control Severance Period or Good Reason After Change in Control Severance Period, as the case may be, the amount determined based upon such formula, or (B) if such bonus is not based upon a formula which can still be consistently applied during and through the Death/Disability Severance Period, Good Reason Before Change in Control Severance Period or Good Reason After Change in Control Severance Period, as the case may be, the amount of bonus payable to the Employee for the previous fiscal year of the Company. All of the medical, dental and other health insurance benefits to be provided by the Company to the Employee pursuant to this Section 4.3(a) shall be (i) provided based upon the Employee's position, and such insurance benefits provided to the Employee, immediately prior to the termination of the Employee's employment hereunder, and (ii) provided in accordance with the applicable terms and conditions of this Agreement. Notwithstanding the foregoing, in the event of the termination of the Employee's employment pursuant to Section 4.1(a) hereof, the Company shall pay or provide, as the case may be, the compensation and benefits described in Section 4.3(a) hereof to the Employee's estate and the Employee's dependents, as the case may be, and in the event of the Employee's subsequent death after any termination of the Employee's employment hereunder pursuant to Section 4.1(b), (c), (d), (e) or
(f) hereof, the Company shall pay or provide, as the case may be, the compensation and benefits described in Sections 4.3(a) hereof to the Employee's estate and the Employee's dependents, as the case may be.



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                           (b) Mitigation. The Employee shall not be required to
mitigate the amount of any payment or benefit provided for in this Section 4.3 by seeking other employment or otherwise. Notwithstanding the foregoing, the amount of any payment or benefit provided for in Section 4.3(a)(ii), (iii) or
(iv) hereof shall be reduced by any compensation earned by or benefit provided to the Employee as the result of employment by another employer during the Death/Disability Severance Period, Good Reason Before Change in Control
Severance Period, or Good Reason After Change in Control Severance Period, as the case may be, provided that with respect to insurance benefits such benefits must be comparable in scope of coverage and cost responsibility basis for the Employee in order to qualify for offset. The Employee shall promptly notify the Company of any such subsequent employment and provide the Company with information reasonably required to make any such offset. Notwithstanding any provision of this Agreement to the contrary, any breach or alleged breach by the Employee of the Employee's obligations under Section 6 hereof after the termination of the Employee's employment hereunder shall not expressly or implicitly provide or bestow any right to or on the Company to discontinue or delay in any way the payment or benefit obligations to the Employee pursuant to this Agreement, and in any such situation or circumstance, the Company shall rely exclusively upon the Company's rights to seek legal and equitable remedies in a court of competent jurisdiction to restrain the Employee's failure or refusal to perform or comply with the Employee's obligations under Section 6 hereof after the termination of the Employee's employment hereunder.

                  4.4 In addition to the foregoing, in the event of termination of Employee's employment pursuant to Section 4.1(d) hereof:

                           4.4.1 all rights of Employee pursuant to awards of
options granted by the Company shall be deemed to have fully vested and be fully exercisable and all rights of Employee pursuant to share grants and option awards shall be released from all conditions and restrictions imposed upon such grants and awards, which conditions and restrictions were initially imposed by the Company, provided that the foregoing shall in no way affect or extinguish the Note or the Pledge and the Employee's obligations thereunder.

                           4.4.2 the Employee shall be deemed to be credited
with service with the Company for the Good Reason Before Change in Control Severance Period or Good Reason After Change in Control Severance Period, as the case may be, for the purposes of the Company's benefit plans; and

                           4.4.3 the Employee shall be deemed to have retired
from the Company and shall be entitled as of the termination date, or at such later time as he may elect, to commence receiving the total combined qualified and non-qualified retirement benefit to which he is entitled hereunder, or his total non-qualified retirement benefit hereunder if under the terms of the Company's qualified retirement plan for salaried employees, he is not entitled to a qualified benefit.

                           4.4.4 If any provision of this Section 4.4 cannot, in
whole or in part, be implemented and carried out under the terms of the applicable compensation, benefit, or other plan or arrangement of the Company because the Employee has ceased to be an actual employee of the Company, because the Employee has insufficient or reduced credited service based upon his actual employment by the Company, because the plan or arrangement has been terminated or amended after the effective date of this Agreement, or because of any other reason, the Company itself shall pay or otherwise provide the equivalent of such rights, benefits and credits for such benefits to Employee, his dependents, beneficiaries and estate.

         5. COMPENSATION AND BENEFITS. In consideration of Employee's services and covenants hereunder, Company shall pay to Employee the compensation and benefits described below (which compensation shall be paid in accordance with the normal compensation practices of the Company and shall be subject to such deductions and withholdings as are required by law or reasonable policies of the Company in effect from time to time, except as otherwise provided in this Section 5):

                  5.1 Signing Bonus. The Company shall pay Employee a cash signing bonus of $1,000,000 on the Effective Date of this Agreement.

                  5.2 Annual Salary. During the Term, the Company shall pay to Employee a base salary at the initial rate of $240,000 per year in accordance with the Company's regular payroll policy, or according to such other schedule as Employee and the Company may agree to. The Board shall be entitled to review Employee's base salary at any time and from time to time (but not less frequently than on each anniversary of the Effective Date) and may increase the rate thereof at any time and from time to time in the Board's sole discretion. The Board shall not decrease, at any time, the rate of the Employee's base salary then in effect.

                  5.3 Bonus. During the Term, in addition to the above salary, the Company shall pay to Employee a cash bonus at the initial rate of $100,000.00 per fiscal year subject to the performance standards with respect to the Company included in APPENDIX A attached hereto; provided, however, that Employee is hereby guaranteed to receive a minimum $100,000 bonus for the Company's 2000 fiscal year. The Board shall be entitled to review the Employee's cash bonus at any time and from time to time (but not less frequently than on each anniversary of the Effective Date) and may increase or decrease (but not for the Company's 2000 fiscal year) the rate thereof at any time and from time to time in the Board's sole discretion.

                  5.4 Benefits. During the Term, Employee shall be entitled to share in any employee benefits generally provided by the Company to its most highly ranking employees and officers for so long as the Company provides such benefits and to any other benefits given to Employee in the sole discretion of the Board.

                  5.5 Discretionary Funds. During the Term, at the Employee's discretion, the Company shall spend up to $50,000.00 per fiscal year for purposes of the Employee's choosing; provided, however, that the CEO must give his prior approval in writing for any such expenditure made to the Employee himself, any family member of Employee (whether by blood, marriage or adoption and not more remote than first cousin), or any entity 5% or more of the equity securities of which are beneficially owned by the Employee and/or any family member of the Employee, which approval may be withheld at the sole discretion of the CEO.

                  5.6 Relocation Expenses. The Company shall pay directly to third parties or reimburse Employee in accordance with the Company's then current accounts payable process for all reasonable expenses incurred by Employee in moving to or within thirty (30) miles of Greenville County, South Carolina in connection with his employment with the Company, provided that Employee provides the Company with written documentation as required under the Company's policies and procedures to support payment or reimbursement. Such expenses shall include travel costs for Employee and his immediate family to Greenville County, the cost of shipping Employee's personal property to Greenville County, the cost of storing such property for up to six months from the Effective Date until Employee has purchased a residence in or near Greenville County, real estate agent commissions and fees, mortgage application fees, closing points and fees, loan origination fees and loan discount fees, real estate closing, brokers' and attorneys' fees and costs (includes, without limitation, title insurance, appraisal, recording fees/stamps, survey, radon test, termite bond/inspection, other inspection) incurred in selling Employee's current residence and purchasing a residence in or near Greenville County and temporary living expenses for Employee and his immediate family for up to six months from the Effective Date.

                  5.7 Business Expenses. As a condition of employment, Employee is required to incur reasonable and necessary expenses for the promotion of the business of the Company, including without limitation, expenses of entertainment, travel, telephone costs and similar expenses. Provided that Employee provides the Company with reasonable written documentation as required under the Company's policies and procedures to support reimbursement, the Company shall reimburse Employee for all such expenses reasonably incurred by Employee in the performance of his duties under this Agreement in accordance with the Company's then current expense reimbursement process.

                  5.8 Stock Options. On the Effective Date, Employee shall be granted by the Company, pursuant to the Company's Employee Incentive Plan (a copy of which has been furnished to the Employee), an option to purchase 750,000 shares of the Common Stock at an exercise price of $3.00 per share, which option shall vest with respect to 20% of such shares on each of the first five anniversaries of the Effective Date so long as Employee continues to be employed by the Company (except as otherwise provided in Section 4.4.1 hereof). Such option shall be granted pursuant to a grant letter with terms and conditions typical of those contained in grant letters from the Company to its employees under the Company's Employee Incentive Plan. The options granted pursuant to this Section 5.8 shall be options intended to qualify as Incentive Stock Options under Section 422 of the Code or any successor provision, provided that to the extent such options do not meet such qualifications, such options shall be non-qualified stock options.

                  5.9 Liquidity Bonus. If an IPO or a Sale of the Company occurs while the Employee is still employed by the Company pursuant to the terms of this Agreement (except as otherwise provided in Section 4(a)(iv)), Employee shall be entitled to receive, and the Company shall pay to the Employee, a "Liquidity Bonus" of cash in the amount of (a) $500,000 in the event that either the Pre-IPO Value of the Company or the value of the Company based upon the consideration payable in connection with such Sale of the Company, as the case may be, is at least equal to $500,000,000 but less than $750,000,000, or (b) $750,000 in the event that either the Pre-IPO Value of the Company or the value of the Company based upon the consideration payable in connection with such Sale of the Company, as the case may be, is at least equal to $750,000,000. Notwithstanding the foregoing, if the Employee receives the Liquidity Bonus as the result of an IPO, the Employee may elect to receive all or any portion of the Liquidity Bonus in Common Stock in lieu of cash, in which case, the number of shares of Common Stock he receives shall equal the dollar value of such portion of the Liquidity Bonus divided by the average offering price of Common Stock sold in the IPO. Any Common Stock acquired by Employee as part of the Liquidity Bonus shall be restricted stock as defined in Rule 144 promulgated under the Securities Act and the certificates representing such stock shall bear legends substantially of the form of legend in Section 5.10.4 of this Agreement. The Company shall pay or otherwise deliver the Liquidity Bonus to the Employee no later than sixty (60) days after the occurrence of the event giving rise to the Company's obligation to pay the Liquidity Bonus.

                  5.10 Stock Purchase. On the Effective Date, Employee shall purchase 81,178 shares of the Common Stock for $4.25 per share and 212,940 shares of the Series C Preferred Stock for $4.25 per share (for a total of $1,250,001.50) pursuant to the terms of this Subsection 5.10.

                           5.10.1 On the Effective Date, the Company shall issue
in Employee's name a certificate representing 176,470 shares of the Series C Preferred Stock (the "Credit Shares"), and the Employee shall deliver to the Company a promissory note in the form of EXHIBIT A attached hereto in an aggregate principal amount of $749,997.50 (the "Note"). Employee's obligations under the Note shall be secured by a pledge to the Company of the Credit Shares as provided in a pledge agreement in the form of EXHIBIT B attached hereto (the "Pledge").

                           5.10.2 Pursuant to the requirements of South Carolina
law, the Credit Shares shall be held in escrow by the Company. Any cash distributions in respect of the Credit Shares shall be applied against the principal amount of the Note (and any interest thereon). Any non-cash distributions or other property received as an addition to, in substitution of, or in exchange for any of the Credit Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), shall be escrowed with the Credit Shares. The Credit Shares and any escrowed non-cash distribution proceeds or other property shall remain in escrow until the Note is paid in full, except as otherwise provided in the Pledge.

                           5.10.3 On the Effective Date, the Company shall issue
to Employee a certificate representing 81,178 shares of the Common Stock and a certificate representing 36,470 shares of the Series C Preferred Stock (collectively the "Cash Shares"), and the Employee shall pay to the Company $4.25 per share in cash (for a total of $500,004.00) in consideration for the Cash Shares.

                           5.10.4 Each certificate evidencing the Common Stock
and the Series C Preferred Stock purchased by Employee pursuant to the terms of this Subsection 5.10 shall bear a legend in substantially the following form:

         The securities represented by this certificate were issued to an affiliate, as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), of the issuer without registration under the Securities Act or the securities laws of any state in a transaction believed to be exempt from such registration. The securities represented by this certificate may not be resold unless such resale is registered under the Securities Act and applicable state securities laws or is exempt from such registration.

                  5.11 Representations and Warranties of Employee. In connection with the acquisition of Common Stock as contemplated in this Agreement, Employee hereby makes the representations and warranties to the Company contained in EXHIBIT C attached hereto.

         6. CONFIDENTIALITY; NON-COMPETITION.

                  6.1 Covenant Term. Employee covenants and agrees that for so long as he is employed by the Company hereunder and a period of two (2) years thereafter (provided that if the Employee is eligible to receive compensation and benefits from the Company upon termination of the Employee's employment pursuant to Section 4.1(d) hereof, such post-employment period shall be the shorter in duration of (i) two (2) years after such termination of employment, and (ii) the Good Reason Before Change in Control Severance Period or Good Reason After Change in Control Severance Period, as the case may be) (the "Covenant Term"), he will not, directly or indirectly, engage in any activity prohibited pursuant to the terms of this Section 6.

                  6.2 Non-Competition. Employee agrees that for the Covenant Term, he will not, without the prior written consent of the Company, directly or indirectly, (i) own, manage, operate, control or participate in, or be associated with as a director, officer, shareholder, partner, joint venturer, employee, consultant or otherwise, any business providing telecommunications services including, but not limited to, local exchange or long distance telecommunications services which competes, directly or indirectly, with the Company within any metropolitan statistical service area in which the Company provides such services on the date of termination of Employee's employment (the "Prohibited Business"); (ii) own any equity security in any person or entity engaged in any such Prohibited Business, other than as a passive investor owning, directly or indirectly, not more than 5% of the equity securities of a public corporation; (iii) solicit or attempt to solicit any employee of the Company either to work for the Employee personally or on behalf of any other person or entity whether or not engaged in a Prohibited Business; or (iv) solicit or attempt to solicit, for the purpose of providing the services identified in subpart (i) above, any customer of the Company with which the Employee had material contact during the twelve-month period immediately prior to the Employee's departure from the Company. Notwithstanding the foregoing, the Company acknowledges and agrees that the Employee currently holds ownership interests and options in BellSouth Corporation. The Company acknowledges and agrees that the Employee's current or future ownership interests in BellSouth Corporation or any successor entity which may otherwise be prohibited by this Section 6.2, shall be deemed not to constitute a breach of this Section 6.2 by the Employee.

                  6.3 Non-Disclosure of Confidential Information. As used in this Agreement, the term "Confidential Information" shall mean any information which (i) is not generally available to the public or within the Company's field of industry; and (ii) pertains to or relates in any way to the Company or its businesses, proprietary techniques, know-how, independent interpretations of market information, strategic plans and organizational approaches, activities, products or services including, without limitation, financial information, analyses, intellectual property rights, employee compensation information, reports, pricing methods or other trade secrets. Employee acknowledges that he may come into possession of certain Confidential Information of the Company or its affiliates, and agrees that all such Confidential Information is the sole and exclusive property of the Company. Other than in connection with Employee's employment with the Company, during the Covenant Term, Employee shall not disclose any such Confidential Information, directly or indirectly, nor use it in any way, either during the Covenant Term or at any time thereafter, except as required by law or by any court or governmental agency or body. All files, records, documents, pricing and other information, data and similar items in any medium whatsoever relating to the business, assets or prospects of the Company or its affiliates, whether prepared by Employee or otherwise coming into his possession, shall remain the exclusive property of the Company and, other than in connection with Employee's employment with the Company, shall not be copied or removed from the premises of the Company without the Company's prior written consent. The terms of this Section 6.3 are not intended to limit any definitions, protections or remedies available to the Company under any local, state or federal law applicable to trade secrets or confidential information.

                  6.4 Remedies. Employee acknowledges that any violation of this
Section 6 will cause irreparable harm to the Company and that damages are not an adequate remedy. Employee therefore agrees that the Company shall be entitled to injunctive relief enjoining, prohibiting and restraining Employee from the continuance of any such violation, in addition to any monetary damages which might occur by reason of a violation of this Section 6 or any other remedies at law or in equity, including, without limitation, specific performance.

                  6.5 Independent Covenants. The covenants set forth in this
Section 6 are and shall be deemed and construed as separate and independent covenants. Should any part or provision of such covenants be held invalid, void or unenforceable by any court of competent jurisdiction, such invalidity or unenforceability shall not render invalid, void or unenforceable any other part or provision thereof. Specifically, and without limiting the generality of the foregoing, if any portion of this Section 6 is found to be invalid by a court of competent jurisdiction because its duration, the territory and/or the restricted activities are invalid or unreasonable in scope, such duration, territory and/or restricted activity, as the case may be, shall be redefined by consideration of the reasonable concerns and needs of the Company such that the intent of the Company, in consummating the transactions contemplated by the Agreement will not be impaired and shall be enforceable to the fullest extent permissible under applicable laws.

                  6.6 Developments.

                           6.6.1 If at any time or times during the Employee's
employment hereunder, he shall (either alone or with others) make, conceive, create, discover or reduce to practice any invention, modification, discovery, design, development, improvement, process, software program, work of authorship, documentation, formula, data, technique, know-how, secret or intellectual property right whatsoever or any interest therein (whether or not patentable or registrable under copyright, trademark or similar statutes or subject to analogous protection) (the "Developments") that
(i) relates to the business of the Company or any customer of or supplier to the Company or any of the products or services being developed or sold by the Company or which may be used in relation therewith, (ii) results from responsibilities undertaken by the Employee on behalf of the Company, or (iii) results from the use of premises or personal property (whether tangible or intangible) owned, leased or contracted for by the Company, such Developments and the benefits thereof are and shall immediately become the sole and absolute property of the Company and its assigns, and the Employee shall promptly disclose to the Company (or any persons designated by it) each such Development and, as may be necessary to ensure the Company's ownership of such Developments, Employee hereby assigns any rights (including, but not limited to, any copyrights and trademarks) he may have or acquire in the Developments and benefits and/or rights resulting therefrom to the Company and its assigns without further compensation and shall communicate, without cost or delay, and without disclosing to others the same, all available information relating thereto (with all necessary plans and models) to the Company.

                           6.6.2 Upon disclosure of each Development to the
Company, the Employee agrees to, during his employment hereunder and at any time thereafter, at the request and cost of the Company, sign, execute, make and do all such deeds, documents, acts and things as the Company and its duly authorized agents may reasonably require:

                  (i) to apply for, obtain, register and vest in the name of the Company alone (unless the Company otherwise directs) letters patent, copyrights, trademarks or other analogous protection in any country throughout the world and when so obtained or vested to renew and restore the same; and

                  (ii) to defend any opposition or other administrative proceedings in respect of such applications and any opposition proceedings or petitions or applications for cancellation or revocation of such letters patent, copyright or other analogous protection.

                           6.6.3 In the event the Company is unable, after
reasonable and good faith efforts, to secure Employee's signature on any letters patent, copyright or trademark registration applications or other documents regarding any legal protection relating to a Development, whether because of Employee's physical or mental incapacity or for any other reason whatsoever, Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as his agent and attorney-in-fact, to act for and in his behalf and stead to execute and file any such application or applications or other documents and to do all other lawfully permitted acts to further the prosecution and issuance of letters patent, copyright or trademark registrations or other legal protection thereof with the same legal force and effect as if executed by the Employee.

         7. ASSIGNMENT. The parties acknowledge that this Agreement has been entered into due to, among other things, the special skills of Employee, and agree that Employee may not assign any of his rights or delegate any of his duties or obligations under this Agreement. The rights of Employee shall inure to the benefit of his heirs and beneficiaries. The rights and obligations of Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company, provided that the Company may not assign (by operations of law, change in control, or otherwise) any of its rights or obligations hereunder without the prior written consent of the Employee, except in connection with any merger or transfer of the Company or of all or any substantial part of the business of the Company.

         8. NOTICES. All notices, requests, demands, and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or seven days after mailing if mailed, first class, certified or registered mail, postage prepaid:

                  To the Company:   Chief Executive Officer
                                    Trivergent Communications, Inc.
                                    200 N. Main Street
                                    Suite 303
                                    Greenville, SC 29601

                  With a copy to:   Hamilton E. Russell, III, Esq.
                                    at the same address as above

                  To Employee:      George Michael Cassity

                                    -----------------------------

                                    -----------------------------

                                    -----------------------------

                  With a copy to:   C. David Lumsden, Esq.
                                    Chorey, Taylor & Feil, P.C.
                                    The Lenox Building, Suite 1700
                                    3399 Peachtree Road, N.E.
                                    Atlanta, GA 30326-1148

Any party may change the address to which notices, requests, demands, and other communications shall be delivered or mailed by giving notice thereof to the other party in the same manner provided herein.

         9. PROVISIONS SEVERABLE. If any provision or covenant, or any part thereof, of this Agreement should be held by any court to be invalid, illegal or unenforceable, either in whole or in part, such invalidity, illegality or unenforceability shall not affect the validity, legality or enforceability of the remaining provisions or covenants, or any part thereof, of this Agreement, all of which shall remain in full force and effect.

         10. DISPUTE RESOLUTION.

                  10.1 In the event of any dispute, claim, question or disagreement arising from or relating to this Agreement, the Note or the Pledge or the breach of any of the foregoing, the Company and the Employee shall use their best efforts to settle such dispute, claim, question or disagreement. To this effect, the Company and the Employee shall consult and negotiate with each other in good faith and attempt to reach a just and equitable solution satisfactory to both the Company and the Employee. If the Company and the Employee do not reach such solution within a period of 15 days after initiation of such consultation and negotiation, such dispute, claim, question or disagreement shall be submitted to non-binding mediation administered by the American Arbitration Association under its Employment Mediation Rules before resorting to arbitration, litigation or some other dispute resolution process. Such non-binding mediation shall be conducted in Greenville County, South Carolina. Each of the Company and the Employee shall bear its own costs and expenses (including attorneys fees) and an equal share of the mediators' and administrative fees of mediation. If such dispute, claim, question or disagreement is not resolved within 45 days after initiation of mediation, then, upon notice by either the Company or the Employee to the other, such dispute, claim, question or disagreement shall be finally settled by binding arbitration administered by the American Arbitration Association in accordance with its National Rules for the Resolution of Employment Disputes, and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted in Greenville County, South Carolina. The arbitration shall be conducted by a single arbitrator selected in accordance with applicable rules of the American Arbitration Association. The parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, the Note or the Pledge, as the case may be, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages or consequential damages. The arbitrator shall award to the prevailing party, if any, as determined by the arbitrator, all of its costs and fees. "Costs and fees" means all reasonable pre-award expenses of the arbitration, including the arbitrator's fees, administrative fees, travel expenses, out-of-pocket expenses such as copying and telephone, court costs, witness fees and attorneys' fees. The award of the arbitrator shall be in writing, signed by the arbitrator and accompanied by a reasoned opinion which includes a breakdown as to specific claims. During the period of the aforesaid negotiation, non-binding mediation and arbitration, the Company and the Employee shall continue to comply fully with their respective obligations under this Agreement (for example, the Employee will continue to perform the Employee's duties and responsibilities to the Company and the Company will continue to pay to the Employee his salary and to provide to the Employee his benefits described in this Agreement), the Note and the Pledge, as the case may be.

         Company's initials:___________         Employee's initials: ___________


                  10.2 Types of Claims. All legal claims brought by any party against the other party related to this Agreement, the employment relationship, terms and conditions of employment, and/or termination from employment, the Note, and/or the Pledge, are subject to this dispute resolution procedure. These include, by way of example and without limitation, any legal claims based on alleged discrimination or retaliation on the basis of race, sex, religion, national origin, age or disability, whether based on state or federal law; workers' compensation retaliation; defamation; invasion of privacy; infliction of emotional distress and/or breach of an express or implied contract. The above terms notwithstanding, any legal claim brought by Employee or Company for or relating to workers' compensation, unemployment compensation benefits, misappropriation of Company's trade secrets, breach or violation of provisions of any confidentiality agreements or non-compete agreements, and claims alleging status or membership with regard to any employment benefit plan are not subject to this dispute resolution procedure.

         11. WAIVER. Failure of either party to insist, in one or more instances, on performance by the other in strict accordance with the terms and conditions of this Agreement shall not be deemed a waiver or relinquishment of any right granted in this Agreement or of the future performance of any such term or condition. No waiver shall be valid unless in writing signed by the party sought to be bound. Time is of the essence with respect to performance under this Agreement.

         12. REPRESENTATIONS. Employee agrees that this Agreement constitutes the legal, valid and binding obligation of Employee, enforceable in accordance with its terms. Employee further represents and warrants to Company that he is subject to no agreement or obligation (including, without limitation, any non-competition or confidentiality agreement) or bound by any contract with any Person, corporation, or other entity that would prohibit him from entering into or delivering this Agreement or taking the position described herein or in any way interfere with the performance of his duties and obligations to Company under this Agreement. Employee agrees to indemnify and hold harmless the Company and its officers, directors, employees, managers, members, shareholders and agents from and against any (1) claim (and the expenses associated therewith, including without limitation reasonable attorney's fees) by a third party under a non-competition, confidentiality or similar agreement or (2) any loss arising as a result of Employee's breach of any of Employee's representations or warranties contained in this Agreement, including the exhibits and other attachments hereto.

         13. AMENDMENTS AND MODIFICATIONS. This Agreement may be amended or modified only by a writing signed by all parties hereto. The parties hereby agree that this Agreement contains the entire agreement and understanding by and between the parties with respect to the subject matter hereof, and no representations, promises, agreements, or understandings, written or oral, relating thereto not contained herein shall be of any force or effect.

         14. GOVERNING LAW. The validity and effect of this agreement shall be governed by and construed and enforced in accordance with the laws of the State of South Carolina, without giving effect to South Carolina's rules of conflicts law, and regardless of the place or places of its physical execution or performance.

         15. CAPTIONS. The captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one instrument.

         17. NO CONSTRUCTION AGAINST EITHER PARTY. In the event that there is any dispute regarding the interpretation or construction of the provisions of this Agreement, there shall be no presumption that any provision of this Agreement is to be construed against either party hereto.

         18. BOARD APPROVAL. The Company represents and warrants to the Employee that this Agreement, the Note and the Pledge have been approved by the Board.


         IN WITNESS WHEREOF, the parties have executed this Employment Agreement as of the day and year first above written.


         ----------------------------      -------------------------------------
         Witness                           George Michael Cassity



                                           STATE COMMUNICATIONS, INC.

                                           By:
         ----------------------------         ----------------------------------
         Witness                           Name:    Charles S. Houser
                                                --------------------------------
                                           Title:   Chief Executive Officer
                                                 -------------------------------

                                    EXHIBIT A

                                 PROMISSORY NOTE

$749,997.50                                                       March 10, 2000

         For value received, George Michael Cassity ("Promisor") promises to pay to the order of State Communications, Inc., a South Carolina corporation (the "Company"), the aggregate principal sum of $749,997.50. This Note was issued pursuant to and is subject to the terms of the Employment Agreement, dated as of the date hereof, between the Company and Promisor (the "Employment Agreement"). Unless otherwise indicated herein, capitalized terms used in this Note have the meaning set forth in the Employment Agreement.

         Interest shall accrue on a daily basis on the outstanding principal amount of this Note at a rate equal to the lesser of (i) 8.12% per annum, compounded annually, computed on the basis of a 360 day year and the actual number of days elapsed or (ii) the highest rate permitted by applicable law, and shall be payable annually in arrears.

         Payments of principal of, and accrued and unpaid interest under, this Note shall be due and payable on the earlier of (i) the third anniversary of the date hereof or (ii) sixty (60) days after the effective date of the termination of Promisor's employment with the Company pursuant to the Employment Agreement (the "Maturity Date"); provided however, that the Company may extend the Maturity Date one or more times in its sole discretion by a period of one year by providing written notice to the Promisor of such extension no later than 10 days prior to the then-existing Maturity Date.

         Payments of principal of, and accrued and unpaid interest under, this Note shall be due and payable upon Promisor's receipt of proceeds from the transfer, from time to time, of any Pledged Shares (as defined in the Pledge Agreement between Promisor and the Company of even date herewith) in the full amount of such proceeds (net of costs of sale and any taxes attributable thereto) or such lesser amount as is necessary to pay the full amount of outstanding principal of and accrued interest under this Note and for Promisor to otherwise fully and finally discharge its obligations under this Note. Promisor may, at his option, pay all or any portion of the principal of, and accrued and unpaid interest under, this Note at any time and from time to time prior to the maturity hereof without penalty or premium. Promisor may, at his option, pay all or any portion of amounts due under this Note by from time to time surrendering to the Company a portion of the Pledged Shares having a Fair Market Value (as defined below) equal to the amount of such payment. Any payment hereunder shall be applied first to pay accrued and unpaid interest under this Note and second to reduce the outstanding principal amount of this Note.

         "Fair Market Value" means, with respect to the Pledged Shares, the average of the closing prices of the sales of the Company's Series C Preferred Stock, or any other security of the Company or any other entity which the aforesaid Series C Preferred Stock is convertible into or exchanged for (the "Stock") on all securities exchanges on which the Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 p.m., New York time, or, if on any day the Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days immediately prior to such day. If at any time the Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market

Value shall be the fair value of such shares determined in good faith by the Board of Directors of the Company.

         The amounts due under this Note are secured by a pledge of the Pledged Shares. Any cash dividends declared and paid with respect to the Pledged Shares shall be payable directly to the Company and shall be applied to reduce the outstanding principal amount (and any interest thereon) of this Note and any cash dividends paid to Promisor with respect to the Pledged Shares will be promptly remitted to the Company and shall be applied to reduce the outstanding principal amount (and any interest thereon) of this Note.

         In the event Promisor fails to pay any amounts due hereunder when due, Promisor shall pay to the holder hereof, in addition to such amounts due, all costs of collection, including reasonable attorneys fees.

         Promisor, or his successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note (other than notice of default with respect to matters other than the non-payment of interest and/or principal), and expressly agrees that this Note, or any payment hereunder, may be extended from time to time and that the holder hereof may accept security for this Note or release security for this Note, all without in any way affecting the liability of Promisor hereunder.

         The Company may not assign (by operation of law, change in control or otherwise) any of its obligations or rights hereunder without the prior written consent of the Promisor except in connection with any merger or transfer of all or any substantial part of the business of the Company.

         Any failure by the Company to exercise any right hereunder shall not be construed as a waiver of its right to exercise the same or any other right hereunder at any other time.

         This Note and all rights hereunder shall be governed by the internal laws, and not the laws of conflicts, of the State of South Carolina.

         IN WITNESS WHEREOF, this Promissory Note has been executed as of the date first written above.



                                           STATE COMMUNICATIONS, INC.

                                           By:
                                              ----------------------------------
                                           Name:    Charles S. Houser
                                                --------------------------------
                                           Title:   Chief Executive Officer
                                                 -------------------------------



                                           -------------------------------------
                                           George Michael Cassity

                                    EXHIBIT B

THIS CONTRACT IS SUBJECT TO ARBITRATION PURSUANT TO S.C. CODE SS. 15-48-10(2)

                             STOCK PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT is made as of March 10, 2000, between George Michael Cassity ("Pledgor"), and State Communications, Inc., a South Carolina corporation (the "Company").

         The Company and Pledgor are parties to an Employment Agreement of even date herewith, pursuant to which Pledgor acquired and purchased 176,470 shares of the Company's Series C Preferred Stock (the "Pledged Shares"), for an aggregate purchase price of $749,997.50. The Company has allowed Pledgor to purchase the Pledged Shares by delivery to the Company of a promissory note of even date herewith (the "Note") in the aggregate principal amount of $749,997.50. This Pledge Agreement provides the terms and conditions upon which the Note is secured by a pledge to the Company of the Pledged Shares.

         NOW, THEREFORE, in consideration of the premises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as payment for the Pledged Shares, Pledgor and the Company hereby agree as follows:

         1. Pledge. Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Shares as security for the prompt and complete payment when due of the unpaid principal of and interest on the Note and full payment and performance of the obligations and liabilities of Pledgor hereunder.

         2. Delivery of Pledged Shares. Upon the execution of this Pledge Agreement, Pledgor shall deliver to the Company the certificate(s) representing the Pledged Shares, together with duly executed forms of assignment sufficient to transfer title thereto to the Company.

         3. Voting Rights; Cash Dividends. Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note or hereunder, Pledgor shall be entitled to all voting rights with respect to the Pledged Shares. Upon the occurrence of and during the continuance of any such default, Pledgor shall no longer be able to vote the Pledged Shares. During the term of this Pledge Agreement, all cash dividends paid in respect of the Pledged Shares shall be paid to the Company and applied by the Company to the outstanding principal amount of the Note and any interest thereon.

         4. Stock Dividends; Distributions, etc. If, while this Pledge Agreement is in effect, Pledgor becomes entitled to receive or receives any securities or other property as an addition to, in substitution of, or in exchange for any of the Pledged Shares (whether as a distribution in connection with any recapitalization, reorganization or reclassification, a stock dividend or otherwise), Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for Pledgor's obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Shares hereunder.

--------------------

         (2) UNLESS THE UNITED STATES ARBITRATION ACT APPLIES.

         5. Default. If Pledgor defaults in the payment of the principal or interest under the Note when it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note or this Pledge Agreement occurs, the Company may exercise any and all the rights, powers and remedies of any owner of the Pledged Shares (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand (other than notice of default with respect to matters other than payment of interest and/or principal) any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of the State of South Carolina or otherwise available to the Company under applicable law. Without limiting the foregoing, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Shares at any private sale or public auction, on not less than ten days written notice to Pledgor, at such price or prices and upon such terms as the Company may deem advisable. Pledgor shall have no right to redeem the Pledged Shares after any such sale or assignment. At any such sale or auction, the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Shares offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided that after payment in full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to Pledgor and Pledgor shall be entitled to the return of any of the Pledged Shares remaining in the hands of the Company. Pledgor shall be liable for any amount of the outstanding principal and accrued interest on the Note for any deficiency if the remaining proceeds are insufficient to pay the indebtedness under the Note in full, including the fees of any attorneys employed by the Company to collect such deficiency.

         6. Costs and Attorneys' Fees. All costs and expenses (including reasonable attorneys' fees) incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by Pledgor or repaid from the proceeds of the sale of the Pledged Shares hereunder.

         7. Payment of Indebtedness and Release of Pledged Shares. Upon payment in full of the indebtedness evidenced by the Note, the Company shall surrender the Pledged Shares and any additional security to Pledgor together with all forms of assignment.

         8. No Other Liens; No Sales or Transfers. Pledgor hereby represents and warrants that he has good and valid title to all of the Pledge Shares, free and clear of all liens, security interests and other encumbrances (except as contemplated herein and except as otherwise for the benefit of the Company), and Pledgor hereby covenants that, until such time as all of the outstanding principal of and interest on the Note has been repaid, Pledgor shall not (i) create, incur, assume or suffer to exist any pledge, security interest, encumbrance, lien or charge of any kind against the Pledged Shares or Pledgor's rights as a holder thereof, other than pursuant to this Agreement, or (ii) sell or otherwise transfer any Pledged Shares or any interest therein, provided that, notwithstanding the foregoing, (a) the Pledgor shall be entitled to surrender any portion of the Pledged Shares to the Company as payment on the Note, as described in the Note, and (b) the Pledgor shall be entitled, from time to time, to sell or otherwise transfer any portion of the Pledged Shares so long as the Pledgor ensures that the proceeds from any such sale are delivered to the Company as payment on the Note, as described in the Note.

         9. Further Assurances. Pledgor agrees that at any time and from time to time upon the written request of the Company, Pledgor shall execute and deliver such further documents (including UCC financing statements) and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

         10. Severability. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         11. No Waiver; Cumulative Remedies. The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

         12. Waivers, Amendments; Applicable Law. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Agreement and all obligations of the parties hereunder shall together with the rights and remedies of the parties hereunder, be binding upon and inure to the benefit of the parties hereto and their respective heirs, beneficiaries, successors and assigns, provided that no party hereto may assign (by operation of law, change in control or otherwise) any of its rights or obligations hereunder without the prior written consent of the other party hereto, except in connection with any merger or transfer of the Company or of all or any substantial part of the business of the Company. This Pledge Agreement shall be governed by, and be construed to interpreted in accordance with, the laws of the State of South Carolina.

         13. No Construction Against Either Party. In the event that there is any dispute regarding the interpretation or construction of the provisions of this Pledge Agreement, there shall be no presumption that any provision of this Pledge Agreement is to be construed against either party hereto.

         14. Release of Pledged Shares. Upon each payment of any principal of the Note, there shall be released from the terms of this Pledge Agreement the number of shares of the Pledged Shares held by the Company pursuant to this Pledge Agreement in excess of the number of shares of the Pledged Shares held by the Company pursuant to this Pledge Agreement at that time equal to the outstanding principal balance of the Note at that time divided by the Fair Market Value (as defined in the Note). As such shares of the Pledged Shares are released, the Company shall promptly surrender to the Pledgor, without recourse or warranty, all certificates evidencing and stock powers in respect of such released shares of the Pledged Shares.

                  IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first written above.

                                           STATE COMMUNICATIONS, INC.

                                           By:
                                              ----------------------------------
                                           Name:    Charles S. Houser
                                                --------------------------------
                                           Title:   Chief Executive Officer
                                                 -------------------------------



                                           -------------------------------------
                                           George Michael Cassity

                                    EXHIBIT C

                   Representations and Warranties of Employee
                 In Connection with Acquisition of Common Stock
                          and Series C Preferred Stock

         In connection with the acquisition of Common Stock and Series C Preferred Stock from the Company by the Employee contemplated in this Agreement, the Employee hereby represents and warrants to the Company that:

           (1) Common Stock and Series C Preferred Stock to be acquired by Employee pursuant to this Agreement shall be acquired for the Employee's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Employee shall not dispose of any shares of Common Stock and Series C Preferred Stock in contravention of the Securities Act, the Exchange Act or any applicable state securities laws.

           (2) Employee has had access to all material information about an investment in the Common Stock and Series C Preferred Stock, is sophisticated in financial matters and is able to evaluate the risks and benefits of an investment in the Common Stock and Series C Preferred Stock.

           (3) Employee is able to bear the economic risk of his investment in the Common Stock and Series C Preferred Stock for an indefinite period of time. Employee understands that no shares of Common Stock and Series C Preferred Stock have been registered under the Securities Act or any applicable state securities laws and, therefore, cannot be sold unless subsequently registered under the Securities Act and any applicable state securities laws or an exemption from such registration is available.

           (4) Employee has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Common Stock and Series C Preferred Stock to the Employee and has had full access to (A) such other information concerning the Company and the offering of Common Stock and Series C Preferred Stock to Employee hereunder as he or she has requested and
(B) such other information which Employee deemed necessary and desirable to make an informed investment decision regarding the purchase of Common Stock and Series C Preferred Stock hereunder.

           (5) Employee is an "accredited investor" as defined under the Securities Act and rules and regulations promulgated thereunder.

           (6) These representations and warranties constitute the legal, valid and binding obligation of Employee, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Employee does not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Employee is a party or any judgment, order or decree to which Employee is subject.